                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries of Sonoco Products Company, pursuant to Item 601(21) of Regulation S-K, as of December 31, 2000 are:

         1.       Paper Stock Dealers, Inc., 100%-owned domestic subsidiary, incorporated in the State of North
                  Carolina.

         2.       Sonoco-Crellin Holdings, Inc., 100%-owned domestic subsidiary, incorporated in the State of
                  Delaware.

                  a.       Sonoco-Crellin International, Inc., 100%-owned domestic subsidiary, incorporated in the State of  Delaware, holder of securities in:

                           1.       Sonoco-Crellin, Inc., 100%-owned domestic subsidiary, incorporated in the
                                    State of New York.

                                    a.      Crellin Europe B.V., 100%-owned Dutch subsidiary.

                                            1.  Crellin B.V., 100%-owned Dutch subsidiary.

                           2.       Sebro Plastics, Inc., 100%-owned domestic subsidiary, incorporated in the
                                    State of Michigan.

                                    a.      Convex Mold, Inc., 100%-owned domestic
                                            subsidiary, incorporated in the State of Michigan.

                           3.       Injecto Mold, 100%-owned domestic subsidiary, incorporated in the State of
                                    Illinois.

         3.       SPC Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  a.       SPC Capital Management, Inc., 100%-owned domestic subsidiary, incorporated in the
                           State of Delaware.

                           1.       Sonoco Machinery Inc., 100%-owned domestic subsidiary, incorporated in the
                                    State of Delaware.

                                    a.      Harlands France SARL, 100%-owned French subsidiary.


                  b.       SPC Resources, Inc., 100%-owned domestic subsidiary, incorporated in the State of
                           Delaware.

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

                   c.      Sonoco International, Inc., 100%-owned domestic subsidiary, incorporated in the
                           State of Delaware, holder of securities in:

                           1.       Kemkin Holdings, Ltd., 100%-owned Gibraltar subsidiary.

                           2.       Sonoco Luxembourg SARL, 100%-owned Luxembourg subsidiary.

                                    a.      Sonoco Netherlands Holding II BV, 100%-owned Dutch subsidiary.

                                            1.       Sonoco Limited, 100%-owned Canadian subsidiary.

                                                     a.       Sonoco Flexible Packaging Holdings, Ltd.,
                                                              100%-owned Canadian subsidiary

                                    b.      NRO Sonoco, Inc., 100%-owned Canadian subsidiary.


                                    c.      Sonoco Netherlands Holdings I BV, 100%-owned Dutch subsidiary.

                                            1.       Sonoco Norge AS, 100%-owned Norwegian subsidiary.

                                            2.       Sonoco Ambalaj San ve Tic. AS, 100%-owned Turkish subsidiary.

                                    d.      Sonoco Deutschland Holdings GmbH, 100%-owned German
                                            subsidiary.

                                            1.       Sonoco Deutschland GmbH, 100%-owned German subsidiary.

                                            2.       Sonoco Plastics GmbH, 100%-owned German subsidiary.

                                            3.       Sonoco IPD GmbH, 100%-owned German subsidiary.

                                                     a.       Sonoco OPV Hulsen GmbH, 100%-owned German
                                                              partnership.

                                            4.       Sonoco Caprex AG, 72%-owned Swiss subsidiary.

                                            5.       Sonoco CPD GmbH, 100%-owned German subsidiary.

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED


                                            6.       Sonoco Burk GmbH, 100% owned German subsidiary.

                                    e.      Sonoco SARL, 100%-owned French subsidiary.

                                            1.       Sonoco Holding France, 100%-owned French subsidiary.

                                                     a.       Sonoco L'homme S.A., 100%-owned French subsidiary.

                                                              1.       Sonoco Eurocore, S.A., 100%-owned Belgian
                                                                       subsidiary.

                                                              2.       Sonoco Paper France S.A., 100% owned
                                                                       French subsidiary.

                                                                       a.       Sonoco IPD France SA., 100% owned
                                                                                French subsidiary.

                                                      b.      Sonoco Consumer Products S.A., 100%-owned French
                                                              subsidiary.

                                    f.      Sonoco Netherlands Holding III BV, 100%-owned Dutch subsidiary.

                                            1.       Grupo Sonoco SA de CV, 100%-owned Mexican subsidiary.

                                                     a.       Sonoco de Mexico S.A. de C.V., 100%-owned Mexican
                                                              subsidiary.

                           3.       Sonoco Luxembourg (No. 2) SARL, 100%-owned Luxembourg subsidiary.

                                    a.      Sonoco Products Company U.K. Unlimited, 100%-owned U.K. subsidiary.

                                            1.       Sonoco Holdings (UK), Ltd., 100%-owned U.K. subsidiary.

                                                     a.       Sonoco Milnrow, 100%-owned U.K. subsidiary

                                                              1.       Sonoco Products Co. UK Unlimited,
                                                                       100%-owned U.K. subsidiary

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

                           4.       FCC Sonoco, 100%-owned French subsidiary.

                           5.       Beteiligungen Sonoco Deutschland GmbH, 100%-owned Germany subsidiary.

                           6.       Sonono Deutschland Vermogensverwaltungs GmbH & Co. KG, 100%-owned Germany subsidiary.

                           7.       Sonoco Asia, L.L.C., 76%-owned limited liability company.

                                    a.      Sonoco Singapore Pte, Ltd., 100%-owned Singapore subsidiary.

                                            1.       Sonoco Holdings SDN BHD, 100%-owned Malaysian
                                                     subsidiary.

                                            2.       Sonoco Malaysia, 51%-owned Malaysian subsidiary.

                                    b.      Sonoco Taiwan Limited, 100%-owned Republic of China subsidiary.

                                    c.      Sonoco Thailand Ltd., 70%-owned Thai subsidiary.

                                    d.      Sonoco Hongwen, L.L.C., 80%-owned limited liability company.

                                    e.      Sonoco Products Malaysia, SDN BHD, 100%-owned Malaysian
                                            subsidiary.

                           8.       Sonoco Asia Management Company, L.L.C., 71%-owned limited liability company.

                           9.       Sonoco Australia Pty., Ltd., 100%-owned Australian subsidiary.

                           10.      Sonoco New Zealand, 100%-owned New Zealand subsidiary.

                           11.      Sonoco Participacoes Ltda., 100%-owned Brazilian subsidiary.

                                    a.      Sonoco For-Plas do Brazil Ltda., 51%-owned Brazilian subsidiary.

                           12.      Inversiones Sonoco do Chile Ltda, 100%-owned Chilean subsidiary.

                                    a.      Sonoco do Chile, 70%-owned Chilean subsidiary.

         4.       Sonoco do Brazil Ltda., 100%-owned Brazilian subsidiary.

                                                                      EXHIBIT 21

              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED


         5.       Timber Properties, Ltd., (B.V.I.), 100%-owned by Sonoco Products Company.

         6.       Southern Plug & Manufacturing Co., Inc., 100%-owned domestic subsidiary, incorporated in the state of Louisiana.

         7.       Sonoco "SPG", Inc., 100%-owned domestic subsidiary, incorporated in the state of Wisconsin.

         8.       Sonoco Flexible Packaging Company, Inc., 100%-owned domestic subsidiary incorporated in the state of South Carolina.

         9.       Sonoco Paperboard Group, L.L.C., 100%-owned limited liability company.

         10.      Sonoco Development, Inc., 100%-owned domestic subsidiary, incorporated in the state of South
                  Carolina.